UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-2424711

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717)426-1931

N/A

(Former name or former address, if changed since last report)

Item 2.02 Results of Operations.

     On April 22, 2005, the Registrant issued a press release regarding the Company’s financial results for its first quarter ended March 31, 2005. The press release is exhibit 99.1 to this Form 8-K. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release issued by Donegal Group Inc. (the “Company”) dated April 22, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
Date: April 22, 2005	By:	/s/ Ralph G. Spontak
Ralph G. Spontak, Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated April 22, 2005 issued by the Company.